UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure.

         On October 24, 2007, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Investor Presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Investor Presentation of Provident Financial Holdings, Inc.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2007	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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PROVIDENT

Provident Financial Holdings, Inc.

September 30, 2007

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2007. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share price:	$22.27
52-week range:	$17.51 - $32.80
Shares outstanding	6,232,803 shares
Market cap:	$138.8 million
P/E (ttm):	21.21
EPS (ttm):	$1.05
Annual div & yield:	$0.72 (3.23%)
Div distribution date:	10-Sep-07
Div record date:	20-Aug-07
As of September 30, 2007	

Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings (Holding Company)
Mortgage Banking (Provident Bank Mortgage)
Provident Bank
Community Banking (Provident Bank)
Provident Financial Corp

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Strong organic growth rate
- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California

Provident Locations

PROVIDENT
Provident Financial Holdings, Inc.

Pleasanton, Northern California



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Beaumont (Fall 2008)
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Ave. (Spring 2008)
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Glendora
- Riverside

Provident Financial Holdings, Inc.

Attractive Inland Empire Market

- "In 2007, the Inland Empire economy is forecasted to add 37,200 jobs (2.9%). In addition, the low unemployment rate will leave many jobs unfilled."
  Source: April 2007 Inland Empire Quarterly Economic Report.
- "Closing 2006 with a vacancy rate below 10 percent for the 10th consecutive quarter, the Inland Empire began 2007 with trends seen in past quarters - low vacancy rates, rising asking rental rates and increasing under construction activity."
  Source: 1st Quarter 2007 Grubb & Ellis Inland Empire Office Market Trends.
- "The office sector in the Inland Empire has been booming, largely due to the population increasing by 100,000 annually and office employment growing at 7 percent."
  Source: 2007 USC Lusk Center Casden Real Estate Economics Forecast.
- "The Inland Empire is the top market in the nation for new construction of industrial space, the vast majority for warehouses and distribution centers serving the nearly 40 percent of all goods from Asia that pass through the ports of Los Angeles and Long Beach."
  Source: 2007 USC Lusk Center Casden Real Estate Economics Forecast.

Provident Financial Holdings, Inc.

PROV Highlights

Financial Position:	As of 09/30/2007	As of 06/30/2006
Total assets	$ 1.61 billion	$ 1.62 billion
Loans held for investment	$ 1.37 billion	$ 1.26 billion
Deposits	$ 1.01 billion	$ 921.3 million
Equity	$ 126.1 million	$ 136.2 million
Tangible equity	$ 126.1 million	$ 136.2 million

Financial Results:	Quarter Ended 09/30/2007	Quarter Ended 06/30/2006
Net income	$758,000	$ 3.8 million
Return on average equity	2.36%	11.20%
Return on average assets	0.19%	0.96%
Net interest margin	2.40%	2.82%
Efficiency ratio	70.95%	54.30%
Total loan originations	$ 190.9 million	$ 453.2 million
Provident Bank	$ 60.2 million	$ 86.0 million
Provident Bank Mortgage ...	$ 130.7 million	$ 367.2 million

Quarterly Net Income



(In Millions)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$4.1
$3.9
$1.5
$2.5
$2.0
$0.8
06/06 (1)
09/06 (2)
12/06
03/07
06/07
09/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Net Income was $3.8 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

(2) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Net Income was $5.3 million as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In Millions)
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
$1.2
$6.1
$0.9
$6.1
$0.1
$2.7
$5.4
$(0.8)
$6.5
$(2.7)
$4.6
$(3.0)
06/06 (1)
09/06 (2)
12/06
03/07
06/07
09/07
(Quarter Ended)
Community Banking
Mortgage Banking

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Pre-Tax Income for Community Banking was $5.6 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

(2) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $8.4 million as described in the Form 10-Q for the quarter ended September 30, 2006.

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$10.9
$10.7
$10.5
$10.7
$9.9
$9.4
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

Non-Interest Income


(In Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.5
$3.1
$1.6
$3.5
$1.4
$2.9
$1.4
$2.3
$1.6
$0.6
$1.3
$0.1
06/06
09/06 (1)
12/06
03/07
06/07
09/07
(Quarter Ended)
Gain on Sale of Loans
Other Fees

(1) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Other Fees were $3.9 million as described in the Form 10-Q for the quarter ended September 30, 2006.

Net Interest Margin


3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.82%
2.67%
2.50%
2.49%
2.37%
2.40%
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Net Interest Margin vs. Fed Funds


5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%

	12/05	03/06	06/06	09/06	12/06	03/07	06/07	09/07
NIM (%)	2.87%	3.00%	2.82%	2.67%	2.50%	2.49%	2.37%	2.40%
Fed Funds (%)	4.25%	4.75%	5.25%	5.25%	5.25%	5.25%	5.25%	4.75%

Provident Financial Holdings, Inc.

Operating Expenses



(In Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$8.4
$8.2
$8.2
$8.6
$8.8
$7.6
06/06 (1)
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Operating Expenses were $8.9 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

G&A to Average Assets



2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.12%
1.99%
1.92%
1.96%
2.06%
1.91%
06/06 (1)
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, G&A to Average Assets was 2.26%.

Efficiency Ratio


75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
54.30%
51.94%
55.72%
59.86%
72.78%
70.95%
06/06 (1)
09/06 (2)
12/06
03/07
06/07
09/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, the Efficiency Ratio was 57.54% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(2) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, the Efficiency Ratio was 45.37% as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Assets



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.04%
0.95%
0.35%
0.58%
0.47%
0.19%
06/06 (1)
09/06 (2)
12/06
03/07
06/07
09/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Return on Average Assets was 0.96% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(2) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Return on Average Assets was 1.28% as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Equity



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.05%
11.36%
4.40%
7.60%
6.09%
2.36%
06/06 (1)
09/06 (2)
12/06
03/07
06/07
09/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Return on Average Equity was 11.20% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(2) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Return on Average Equity was 15.25% as described in the Form 10-Q for the quarter ended September 30, 2006.

Diluted Earnings per Share

Provident Financial Holdings, Inc.


$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.60
$0.57
$0.22
$0.39
$0.32
$0.12
06/06 (1)
09/06 (2)
12/06
03/07
06/07
09/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Diluted Earnings per Share was $0.56 as described in the Form 10-K for the fiscal year ended June 30, 2006.

(2) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Diluted Earnings per Share was $0.77 as described in the Form 10-Q for the quarter ended September 30, 2006.

Book Value per Share



$20.40
$20.20
$20.00
$19.80
$19.60
$19.40
$19.20
$19.00
$19.48
$19.48
$20.09
$20.09
$19.99
$19.99
$20.11
$20.11
$20.22
$20.22
$20.24
$20.24
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank™

More for you everyday.

Total Assets



(In Millions)
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,624
$1,699
$1,772
$1,770
$1,649
$1,606
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

Loan to Investment Mix

PROVIDENT
Provident Financial Holdings, Inc.


(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$177
$194
$182
$165
$151
$144
$1,265
$1,309
$1,391
$1,391
$1,351
$1,367
6% C.A.G.R.*
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/06 through 09/30/07.

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$86
$70
$94
$55
$17
$60
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
06/06
09/06
12/06
03/07
06/07
09/07
Preferred Loans
Single-family loans
% of Preferred Loans to LHFI

Loan Portfolio Mix
(Loans Held for Investment)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
(In M)
$814
$545
$8
As of 09/30/2007
Single-Family
"Preferred Loans"
Other



$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
(In M)
$820
$434
$11
As of 06/30/2006
Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Non-Performing Assets ("NPA") & NPA to Total Assets



$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousand
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
(Percentag

	06/06	09/06	12/06	03/07	06/07	09/07
Non-Performing Assets	$2,528	$4,426	$13,740	$14,680	$19,711	$20,591
NPA to Total Assets	0.16%	0.26%	0.78%	0.83%	1.20%	1.28%

Asset Quality

PROVIDENT
Provident Financial Holdings, Inc.

Provision for Loan Losses (PLL) &
Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
(In Thousands)
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
(Percentage)

	06/06	09/06	12/06	03/07	06/07	09/07
PLL	-$205	$637	$3,746	$1,185	-$490	$1,519
ALL to LHI	0.81%	0.82%	1.04%	1.12%	1.09%	1.13%

PROVIDENT
Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings



(In Millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$546
$618
$689
$637
$503
$453
$527
$541
$570
$618
$648
$676
$394
$379
$360
$366
$353
$336
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

PROVIDENT
Provident Financial Holdings, Inc.

Deposit Composition



As of 09/30/2007
(In M)
$700
$600
$500
$400
$300
$200
$100
$0
$676
$145
$116
$42
$33
CD's
Savings
Interest Checking
Non-interest Checking
Money Market



As of 06/30/2006
(In M)
$500
$400
$300
$200
$100
$0
$527
$182
$131
$50
$31
CD's
Savings
Interest Checking
Non-interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™
Faster funded home loans.

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations


(In Millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$83
$284
$48
$311
$79
$310
$37
$294
$39
$189
$34
$97
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)
Saleable
Portfolio

Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance


100 %
90 %
80 %
70 %
60 %
50 %
40 %
30 %
20 %
10 %
0 %
Refinance (%)
Purchase (%)

	06/06	09/06	12/06	03/07	06/07	09/07
Refinance	55 %	58 %	66 %	65 %	73 %	61 %
Purchase	45 %	42 %	34 %	35 %	27 %	39 %

(Quarter Ended)

Provident Financial Holdings, Inc.

"High Margin" vs. "Low Margin" Products


(In Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$78
$206
$71
$240
$89
$221
$91
$203
$97
$92
$79
$18
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)
"High Margin" Products
"Low Margin" Products

Loan Sale Margin



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.95%
1.11%
1.00%
0.71%
0.31%
0.11%
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Stockholders' Equity



(In Millions)
$140
$135
$130
$125
$120
$115
$110
$105
$100
$136
$138
$134
$132
$129
$126
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

Provident Financial Holdings, Inc.

Share Repurchase Program


200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Share)

	06/06	09/06	12/06	03/07	06/07	09/07
Shares Repurchased	148,564	111,185	190,338	194,580	168,491	150,712
Average Cost per Share	$29.65	$30.35	$30.09	$27.62	$24.79	$22.40

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Cash Dividend per Share


$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.15
$0.15
$0.18
$0.18
$0.18
$0.18
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

Consolidated Capital Ratio

Provident Financial Holdings, Inc.



8.39%
8.39%
8.14%
8.14%
7.55%
7.55%
7.43%
7.43%
7.82%
7.82%
7.85%
7.85%
8.40%
8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

Bank Capital Ratio

Provident Financial Holdings, Inc.



Tier 1 Core Capital Ratio
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
8.08%
7.51%
7.14%
7.15%
7.63%
7.18%
06/06
09/06
12/06
03/07
06/07
09/07
(Quarter Ended)

Stock Performance

Provident Financial Holdings, Inc.


$120
$110
$100
$90
$80
$70

	Mar 2006	Jun 2006	Sep 2006	Dec 2006	Mar 2007	Jun 2007	Sep 2007
PROV	$100	$92	$93	$95	$86	$79	$71
Nasdaq Bank Index	$100	$99	$101	$106	$102	$100	
Nasdaq Stock Index	$100	$93	$97	$104	$104	$111	

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on March 31, 2006 and that all dividends were reinvested.

PROVIDENT

Provident Financial Holdings, Inc.

PROV

NASDAQ

LISTED

www.myprovident.com